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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         ------------------------------

                        Date of Report (Date of earliest
                          event reported) July 11, 2002


                             Lakeland Bancorp, Inc.
             (Exact name of registrant as specified in its charter)



New Jersey                           33-27312                22-2953275
(State of                    (Commission File Number)        (IRS Employer
incorporation)                                               Identification No.)


250 Oak Ridge Road, Oak Ridge, New Jersey                   07438
(Address of principal executive offices)                 (Zip Code)


                                  973-697-2000
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.
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     On July 11, 2002, Lakeland Bancorp, Inc. disseminated a press release reporting Second Quarter 2002 earnings and an increase in cash dividends which is being filed with this Current Report on Form 8-K as Exhibit 99.1.


Item 7. Exhibits.
        --------

    99.1     Press Release, dated July 11, 2002



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              LAKELAND BANCORP, INC.


                              By: \Roger Bosma
                                  ----------------------------------------------
                                   Name:   Roger Bosma
                                   Title:  President and Chief Executive Officer


Date: July 11, 2002


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                                  EXHIBIT INDEX
                                  -------------

     Exhibit No.                 Description
     -----------                 -----------

         99.1              Press Release, dated July 11, 2002


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